Exhibit 99.1

EXCHANGE AGREEMENT

______________________ (the “Holder) enters into this Agreement (the “Agreement”) with RespireRx Pharmaceuticals Inc., a Delaware corporation (the “Company”) on ________, whereby Holder will exchange Holder’s 10% Convertible Note (“Note”) for shares of common stock of the Company (the “Exchange”).

RECITALS

WHEREAS, the Holder is the holder of a Note dated ________, in principal amount of $__________ (the “Note”) and which as of the date of the Exchange is comprised of an initial principal amount of $__________ plus accrued interest totaling $_________ for a total of principal plus accrued interest of $_____________;

WHEREAS, the Holder wishes to exchange the Note to obtain ________ shares of Common Stock (the “Shares”), and the Company wishes to issue the Shares in exchange for the Note;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and on and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

1. The Exchange.

(a) Exchange of the Note. At the Closing (as defined herein), the Holder agrees to exchange the Note and deliver and transfer all right, title and interest in the Note to the Company and in exchange therefor, the Company hereby agrees to issue the Holder the Shares. References to a “Section” or “Schedule” are references to a Section of, or Schedule attached to, this Agreement unless otherwise specified.

(b) Closing and Delivery. The Exchange shall take place at a closing (the “Closing”) to be held at such place and time as the Company and the Holder shall mutually determine (the “Closing Date”). At the Closing, the Holder shall assign and transfer all right, title and interest in and to the Note to the Company and the Company will deliver to the Holder the Shares registered in the Holder’s name, against receipt by the Company of the Note. The Closing is scheduled to take place on and as of ___________.

(c) Acceptance by the Company. This Agreement shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the Holder at the Closing referred to in Section 1(b) hereof.

2. Covenants, Representations and Warranties of the Company. The Company hereby covenants as follows and, except as set forth on Schedule I hereto, makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and, in all material respects, at the Closing Date, to the Holder, and all such covenants, representations and warranties shall survive the Closing.

(a) Due Incorporation; Qualification. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where such qualification or license is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

(b) Authority; Enforceability. The execution, delivery and performance by the Company of this Agreement and the consummation of the Exchange (i) are within the corporate power of the Company and (ii) have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Non-Contravention. The execution and delivery by the Company of this Agreement and the performance and consummation of the transactions contemplated hereby do not (i) violate the Company’s Certificate of Incorporation, Bylaws or other formation or charter documents, as applicable (as amended, the “Charter Documents”), (ii) violate any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (iii) result in the breach of any material provision of or in the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iv) result in the creation or imposition of any lien or encumbrance upon any property, asset or revenue of the Company under any material agreement or instrument to which the Company is bound.

(d) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened in writing against the Company or the Company’s subsidiaries, if any, at law or in equity in any court or before any other governmental authority.

(e) Title. The Company and the Company’s subsidiaries own and have good and marketable title in fee simple absolute to, or a valid leasehold in, all their respective real properties, if any, and good title to their other respective assets and properties. Such assets and properties are subject to no liens or encumbrances.

(f) Intellectual Property. The Company and the Company’s subsidiaries own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted, without any conflict with, or infringement of, the rights of others, except as set forth on Schedule I, Exceptions to Representations and Warranties-Pending or Threatened Litigation or Claims. Since March 22, 2013, each employee of the Company has executed, or will execute, a confidential information and invention assignment agreement in favor of the Company. Since March 22, 2013, the Company has entered into, or intends to enter into, an agreement containing appropriate confidentiality and invention assignment provisions in favor of the Company with each consultant to the Company that has or will have access to the Company’s intellectual property.

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(g) Debt for Borrowed Money. As of the date of this Agreement, the Company does not have any outstanding debt for borrowed money, other than as disclosed on Schedule I.

(h) Exchange. The terms of the Exchange are the result of negotiations between the Holder and the Company.

3. Covenants, Representations and Warranties of the Holder. The Holder hereby covenants as follows and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and all such covenants, representations and warranties shall survive the Closing.

(a) Binding Obligation. Holder has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Holder and constitutes a legal, valid and binding obligation of the Holder, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Securities Law Compliance. The Holder has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws unless an applicable exemption from such registration requirements is available. The Holder acknowledges that the Shares may not be freely transferable upon receipt. The Holder will seek to have restrictive legends removed pursuant to Rule 144, if permitted under applicable law. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing the Holder’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time. The Holder is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

(c) Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials the Holder considers relevant to making this exchange decision and to enter into this Agreement and effectuate the Exchange and has had the opportunity to review (and has carefully reviewed) (i) the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the United States Securities and Exchange Act of 1934, as amended (collectively, the “Public Filings”), and (ii) this Agreement, (b) the Holder has had an opportunity to submit questions to the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, and has all information that it considers necessary in making an informed investment decision and to verify the accuracy of the information set forth in the Public Filings and this Agreement, (c) the Holder has had the opportunity to consult with accounting, tax, financial and legal advisors of its choosing to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, (d) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives or any other entity or person, except for (A) the Public Filings, (B) this Agreement and (C) the representations and warranties made by the Company in this Agreement, and (e) no statement or written material contrary to the Public Filings or this Agreement has been made or given to the Holder by or on behalf of the Company.

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(d) No Publicity. The Holder acknowledges that it has a pre-existing relationship with the Company and that it has not approached the Company about this Exchange as the result of any public offering. Neither the Company nor any other person has approached the Holder about this Exchange by means of any form of general solicitation or advertising.

(e) Confidentiality. The Holder has complied with its confidentiality undertaking as acknowledged by an email from a representative of the Company to the Holder on ___________.

(f) Further Action. The Holder agrees that it will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the Exchange.

(g) Exchange. The terms of the Exchange are the result of negotiations among the parties and their agents.

4. Conditions to Closing of the Holder. The Holder’s obligations at the Closing are subject to the fulfillment, on or prior to the applicable Closing Date, of all of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof, in each case except as modified by Schedule I, shall have been true and correct when made, and shall be true and correct in all material respects on the Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the applicable Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Shares.

(c) Legal Requirements. On the Closing Date, the Exchange, including the sale and issuance by the Company, and the purchase by the Holder, of the Shares shall be legally permitted by all laws and regulations to which the Holder and the Company are subject.

(d) Agreement and Shares. The Company shall have duly executed and delivered to the Holder (i) this Agreement, and (ii) the Shares.

5. Conditions to Obligations of the Company. The Company’s obligation to effectuate the Exchange and to issue and sell the Shares to the Holder at the Closing, is subject to the fulfillment, on or prior to the applicable Closing Date, of all of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Holder in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

(b) Legal Requirements. On the Closing Date, the Exchange, including the issuance by the Company, and the receipt by the Holder, of the Shares shall be legally permitted by all laws and regulations to which the Holder and the Company are subject.

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(c) Agreement, Note, Shares. The Holder shall have delivered to the Company the Note and shall have duly executed and delivered to the Company (i) this Agreement and (ii) an acceptance by the Holder of the Shares.

Miscellaneous.

(a) Waivers; Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Holder.

(b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

(c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d) Successors and Assigns. Subject to the restrictions on transfer described in Section 6(e) below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(e) Assignment. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Holder. The rights, interests or obligations hereunder may not be assigned by the Holder without the prior written consent of the Company.

(f) Entire Agreement. This Agreement constitutes and contains the entire agreement and understanding between the Company and the Holder with respect to the subject matter hereof and supersede any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between or among the parties or any of their agents, representatives or affiliates, whether written or oral, respecting the subject matter hereof.

(g) Notices. All notices, demands, consents, or other communications hereunder shall in writing and faxed, mailed or delivered to each party as follows: (i) if to the Holder, at the Holder’s address or facsimile number set forth on the signature page hereto, or at such other address as the Holder shall have furnished the Company in writing in accordance with this paragraph, or (ii) if to the Company, at such address or fax number set forth on the signature page hereto, or at such other address or facsimile number as the Company shall have furnished to the Holder in writing in accordance with this paragraph. All such communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing, or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(h) Expenses. Each of the Company and the Holder will bear their own respective expenses associated with the negotiation, execution and delivery of this Agreement and the consummation of the Exchange.

(i) Only Company Liable. In no event shall any stockholder, officer, director or employee of the Company be liable for any amounts due or payable pursuant to this Agreement.

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(j) Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(k) Headings. Headings used in this Agreement have been included for convenience and ease of reference only and will not in any manner influence the construction or interpretation of any provision of this Agreement. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

(l) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

(m) Termination. The Company may terminate this Agreement if there has occurred any breach or withdrawal by the Holder of any covenant, representation or warranty set forth in Section 3. The Holder may terminate this Agreement if there has occurred any breach or withdrawal by the Company of any covenant, representation or warranty set forth in Section 2.

(Signature Page Follows)

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The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

RESPIRERX PHARMACEUTICALS INC.
a Delaware corporation

By:
Name:	Jeff Eliot Margolis
Title:	Senior Vice President, Chief Financial Officer, Treasurer, Secretary

Address for notices:

RespireRx Pharmaceuticals Inc.

Attention: Jeff Eliot Margolis

126 Valley Road, Suite C

Glen Rock, NJ 07452

(phone): 917-834-7206

(fax): 415-887-7814

HOLDER:

[HOLDER NAME (IF ENTITY)]

By:	(signature)

Print Name:

Print Title:

Address for notices:

(phone):

(fax):

SCHEDULE I

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES-PENDING OR THREATENED LITIGATION OR CLAIMS

Convertible Notes

The Company was obligated under Convertible Notes issued from November 5, 2014 through and including February 2, 2015, aggregating principal amounts totaling $579,500 and bearing interest of 10% per annum and maturing on September 15, 2016. As of March 31, 2018, there was $245,000 of original principal plus accrued interest of $95,737 for a total of $340,737 due. As of September 30, 2016, outstanding Notes and accrued interest became due and payable. In October 2016, as reported on Forms 8-K, certain noteholders notified the Company that such noteholders’ Notes were in default changing the interest rate from 10% to 12% on such defaulted Notes.

Officer Notes

As of March 31, 2018, the Company was obligated under demand promissory notes aggregating $155,200 of principal and $181,738.36 of principal and accrued interest, to James S. Manuso, the Company’s President and CEO and Vice Chairman and Arnold S. Lippa, the Company’s Chief Scientific Officer and Chairman, respectively. The notes are payable on demand and bear interest at a rate equal to 10% per annum, with any accrued but unpaid interest added to principal at the end of each year that the balance is outstanding. Each note grants a security interest in the assets of the Company, subject to certain conditions as set forth therein. These demand promissory notes are described in Form 8-Ks filed with the Securities and Exchange Commission on September 28, 2016 and February 3, 2016.

The Company is also obligated under two additional demand promissory notes dated April 10, 2018 and April 11, 2018 of $50,000 each for a total of $100,000 to James S. Manuso and Arnold S. Lippa. Each note is payable on demand and bears interest at a rate equal to 10% per annum, with any accrued but unpaid interest added to principal at the end of each year that the balance is outstanding. Each note is subject to a mandatory exchange provision that provides that the principal amount of the note will be mandatorily exchanged into a board approved offering of the Company’s securities, if such offering holds its first closing on or before June 30, 2018, which date may be extended to August 31, 2018, and the amount of proceeds from such first closing is at least $150,000, not including the principal amounts of the notes that would be exchanged, or $250,000 including the principal amounts of such notes. Upon such exchange, the notes would be deemed repaid and terminated. Any accrued but unpaid interest outstanding at the time of such exchange will be (i) repaid to the note holder or (ii) invested in the offering, at the note holder’s election.

Samyang Documents

Permitted liens include the liens granted to Samyang Optics Co., Ltd. (now known as SY Corporation, Co., Ltd.) (“Samyang”) and its successors and assigns under that certain Securities Purchase Agreement, dated as of June 25, 2012, between the Company and Samyang and any documents delivered in connection therewith (as amended, restated or otherwise modified from time to time, collectively, the “Samyang Documents”). The indebtedness pursuant to the Samyang Documents and all transactions contemplated in connection with the Samyang Documents are permitted hereunder. The Company is in default of certain of the Samyang Documents, as more fully set forth in the Company’s filings with the U.S. Securities and Exchange Commission.

Other short-term notes payable

Other short term notes payable at March 31, 2018 consisted of premium financing agreements with respect to various insurance policies.

Pending or Threatened Litigation or Claims

The Company is periodically the subject of various pending and threatened legal actions and claims. In the opinion of management of the Company, adequate provision has been made in the Company’s consolidated financial statements at March 31, 2018 and December 31, 2017 with respect to such matters, including, specifically, the matters noted below. The Company intends to vigorously defend itself if any of the matters described below results in the filing of a lawsuit or formal claim.

By letter dated May 18, 2018, the Company received notice from counsel claiming to represent TEC Edmonton and The Governors of the University of Alberta, which purports to terminate, effective December 12, 2017, the license agreement dated May 9, 2007 between the Company and The Governors of the University of Alberta. The Company, through its counsel, disputed any grounds for termination and has notified the representative of its intention to invoke Section 13 of that license agreement, which mandates a meeting to be attended by individuals with decision-making authority to attempt in good faith to negotiate a resolution to the dispute. No assurance can be provided that the parties will reach an acceptable resolution and, in light of the early stages of the disagreement, we cannot estimate the possible impact of this disagreement on the Company’s operations or business prospects.

By letter dated November 11, 2014, a former director of the Company, who joined the Company’s Board of Directors on August 10, 2012 in conjunction with the Pier transaction and who resigned from the Company’s Board of Directors on September 28, 2012, asserted a claim for unpaid consulting compensation of $24,000. The Company has not received any further communications from the former director with respect to this matter.

By letter dated February 5, 2016, the Company received a demand from a law firm representing a professional services vendor of the Company alleging an amount due and owing for unpaid services rendered. On January 18, 2017, following an arbitration proceeding, an arbitrator awarded the vendor the full amount sought in arbitration of $146,082. Additionally, the arbitrator granted the vendor attorneys’ fees and costs of $47,937. All such amounts have been accrued at March 31, 2018 and December 31, 2017.

By e-mail dated July 21, 2016, the Company received a demand from an investment banking consulting firm that represented the Company in 2012 in conjunction with the Pier transaction alleging that $225,000 is due and owing for unpaid investment banking services rendered. Such amount has been accrued at March 31, 2018 and December 31, 2017.

Trade Accounts

From time to time, the Company has obligations in respect of trade accounts payable.